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                                EXHIBIT 10.14E
                                --------------
                              FIFTH AMENDMENT TO
                              ------------------
                               CREDIT AGREEMENT
                               ----------------


          THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as
                                                         ---------
of July 13, 2001 is entered into between MELLON BANK, N.A., a national association ("Bank"), and SUBURBAN WATER SYSTEMS, a California corporation
              ----
("Borrower").
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                                   RECITALS
                                   --------

          A. Borrower and Bank have previously entered into that certain Credit Agreement dated as of December 23, 1997, as amended by that certain First Amendment to Credit Agreement dated as of September 1, 1998, that certain Second Amendment to Credit Agreement dated as of September 29, 1999, that certain Third Amendment to Credit Agreement dated as of April 10, 2000 and that certain Fourth Amendment to Credit Agreement dated as of September 29, 2000 (collectively, the "Credit Agreement"), pursuant to which Bank has made certain loans and financial
 ----------------
accommodations available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

          B. Bank and Borrower wish to amend the Credit Agreement under the terms and conditions set forth in this Amendment. Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Bank's rights or remedies as set forth in the Credit Agreement are being waived or modified by the terms of this Amendment.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.      Amendments to Credit Agreement
             ------------------------------

          (a)       The definition of "Consolidated Tangible Net Worth of
                                       ----------------------------------
Southwest" set forth in Section 1.01 of the Credit Agreement is hereby amended
---------
and restated in its entirety to read as follows:

               "'Consolidated Tangible Net Worth of Southwest.' At any date of
                 --------------------------------------------
               determination, the sum of the capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficit) of Southwest and its consolidated subsidiaries, plus the outstanding principal amount of the Convertible Subordinate Debentures Due 2021 of Southwest (the 'Debentures') minus (i)
                                                                   -----
               treasury stock, (ii) intangible assets (including, without limitation, franchises, patents, patent applications, trademarks, brand names, goodwill, purchased contracts, deferred charges (including unamortized debt discount and expense and organization costs) and research and development expenses provided, however, that water rights shall not be considered an intangible asset) and (iii) receivables, advances, loans and
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               all other amounts due from employees, officers, shareholders, and/or affiliates (excluding Borrower's majority-owned Subsidiaries), on a consolidated basis determined in conformity with GAAP."

          (b) Section 6.02 (a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "(a) Leverage Ratio. At any time after the earlier of August 1,
                    --------------
               2001 or the funding of the Debentures, permit the ratio of the amount of Consolidated Liabilities of Southwest less the outstanding principal amount of the Debentures to Consolidated Tangible Net Worth of Southwest to be more than 2.00:1.00."

          (c) Section 6.02 (c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "(c) Consolidated Tangible Net Worth of Southwest. At any time
                    --------------------------------------------
               after the earlier of August 1, 2001 or the funding of the Debentures, permit Consolidated Tangible Net Worth of Southwest to be less than $46,500,000 plus that portion of the principal amount of the Debentures in excess of $16,000,000."

          (d) Section 6.02 (f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "(f) EBITDA Coverage Ratio of Southwest. At the end of any fiscal
                    ----------------------------------
               quarter of Borrower, permit the EBITDA Coverage Ratio, determined on a four quarter rolling basis, to be less than 1.50:1.0."

     2.   Effectiveness of this Amendment.  Bank must have received the
          -------------------------------
following items, in form and content acceptable to Bank, before this Amendment is effective and before Bank is required to extend any credit to Borrower as provided for by this Amendment.

          (a)  Amendment. This Amendment fully executed in a sufficient number
               ---------
of counterparts for distribution to Bank and Borrower.

          (b)  Authorizations. Evidence that the execution, delivery and
               --------------
performance by Borrower and each guarantor or subordinating creditor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

          (c)  Representations and Warranties. The representations and
               ------------------------------
warranties set forth in the Credit Agreement must be true and correct.

          (d)  Bank of America, N.A. and Borrower Amendment. Execution and
               --------------------------------------------
delivery to bank of the Bank of America, N.A. and Borrower Amendment, which includes the same amendments contained in this Amendment.

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

          (e)  Other Required Documentation. All other documents and legal
               ----------------------------
matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Bank.

     3.      Representations and Warranties. The Borrower represents and
             ------------------------------
warrants as follows:

          (a)  Authority. The Borrower has the requisite corporate power and
               ---------
authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment and the performance by Borrower of each Loan Document (as amended or modified hereby) to which it is a party have been duly approved by all necessary corporate action of Borrower and no other corporate proceedings on the part of Borrower are necessary to consummate such transactions.

          (b)  Enforceability.  This Amendment has been duly executed and
               --------------
delivered by the Borrower. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect.

          (c)  Representations and Warranties.  The representations and
               ------------------------------
warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

          (d)  No Default.  No event has occurred and is continuing that
               ----------
constitutes an Event of Default.

     4.      Choice of Law.  The validity of this Amendment, its construction,
             -------------
interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

     5.      Counterparts.  This Amendment may be executed in any number of
             ------------
counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

     6.      Due Execution.  The execution, delivery and performance of this
             -------------
Amendment are within the power of Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower.

     7.      Reference to and Effect on the Loan Documents.
             ---------------------------------------------

          (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit

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

Agreement", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Bank.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Bank under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          (d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

     8.      Ratification. Borrower hereby restates, ratifies and reaffirms each
             ------------
and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

     9.      Estoppel.  To induce Bank to enter into this Amendment and to
             --------
continue to make advances to Borrower under the Credit Agreement, Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of Borrower as against Bank with respect to the Obligations.

          IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

"Bank"                                  "Borrower"

MELLON BANK, N.A.                       SUBURBAN WATER SYSTEMS,
a national association                  a California corporation

By: /s/ GARRY HANDELMAN                 By: /s/ ANTON C. GARNIER
    -------------------                     --------------------
Name: Garry Handelman                   Name:  Anton C. Garnier
Title: Vice President                   Title: Chairman



                                        By: /s/ PETER J. MOERBEEK
                                            ---------------------
                                        Name: Peter J. Moerbeek,
                                        Title: Secretary

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

                                Acknowledgement
                           Dated as of July 13, 2001

          The undersigned and SOUTHWEST WATER COMPANY, a Delaware corporation ("Southwest"), in consideration of the continued extension of credit to SUBURBAN
  ---------
WATER SYSTEMS, a California corporation by MELLON BANK, N.A. ("Mellon"), hereby
                                                               ------
acknowledges and agrees to the foregoing Fifth Amendment to Credit Agreement (the "Amendment") and hereby confirms and agrees that his Guarantee dated
      ---------
December 23, 1997 in favor of Mellon is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of the Amendment, each reference in the Guarantee to the Credit Agreement (as defined in the Amendment), "thereunder", "thereof" or words of like import referring to the "Credit Agreement", shall mean and be a reference to the Credit Agreement as amended or modified by the Amendment. Although Mellon has informed Southwest of the matters set forth above, and Southwest has acknowledged the same, Southwest understands and agrees that Congress has no duty under the Credit Agreement, Guarantee or any other agreement with Southwest to so notify Southwest or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any advances or transaction hereafter.



SOUTHWEST WATER COMPANY,
a Delaware corporation


By: ________________________________
Name: Anton C. Garnier
Title: President


By: ________________________________
Name: Peter J. Moerbeek
Title: Chief Financial Officer

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